UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 23, 2024

EAST WEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24939
(Commission File Number)

95-4703316
(IRS Employer Identification No.)

135 North Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices) (Zip code)

(626) 768-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EWBC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On January 23, 2024, East West Bancorp, Inc. (the “Company”) announced its financial results for the quarter and full year ended December 31, 2023. A copy of the Company’s press release (the “Press Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 2.02. The Press Release is “furnished” pursuant to General Instruction B.2 of Form 8-K and the information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such Section. The information provided in Item 2.02 of this report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filings the Company has made or may make under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as otherwise expressly stated in such filing.

Item 7.01. Regulation FD Disclosure

On January 23, 2024, the Company will hold a conference call to discuss its financial results for the quarter and full year ended December 31, 2023 and other matters relating to the Company. The Company has also made available on its website, www.eastwestbank.com, presentation materials containing certain historical and forward-looking information relating to the Company (the “Presentation Materials”). The Presentation Materials are furnished as Exhibit 99.2 and are incorporated by reference in this Item 7.01. All information in Exhibit 99.2 is presented as of the particular date or dates referenced therein, and the Company does not undertake any obligation to, and disclaims any duty to, update any of the information provided. The information provided in Item 7.01 of this report, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such Section, nor shall such information be deemed incorporated by reference into any filings the Company has made or may make under the Securities Act or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated January 23, 2024.
99.2	Presentation Materials, dated January 23, 2024.
104	Cover Page Interactive Data (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAST WEST BANCORP, INC.

Date: January 23, 2024	By:	/s/ Christopher J. Del Moral-Niles
Christopher J. Del Moral-Niles
Executive Vice President and Chief Financial Officer

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